UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 30, 2026

AMPHENOL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 30, 2026, Amphenol Technologies Holding GmbH (“Amphenol Technologies”), a German limited liability company (Gesellschaft mit beschränkter Haftung) and wholly-owned indirect subsidiary of Amphenol Corporation, issued and sold €500,000,000 aggregate principal amount of Amphenol Technologies’ 3.625% Senior Notes due 2031 (the “Notes”), pursuant to Amphenol Corporation’s and Amphenol Technologies’ Registration Statement on Form S-3 (No. 333-293923) (the “Registration Statement”), including the related prospectus dated March 2, 2026, as supplemented by the prospectus supplement dated March 24, 2026. The Notes are guaranteed on a senior unsecured basis by Amphenol Corporation. The Notes were sold in an underwritten public offering pursuant to an underwriting agreement, dated March 24, 2026, among Amphenol Technologies, as issuer, Amphenol Corporation, as guarantor, and Barclays Bank PLC, Citigroup Global Markets Europe AG, Commerzbank Aktiengesellschaft, HSBC Bank plc, BofA Securities Europe SA, Goldman Sachs & Co. LLC, TD Global Finance unlimited company, U.S. Bancorp Investments, Inc., Loop Capital Markets LLC and Siebert Williams Shank & Co., LLC.

Amphenol Technologies received net proceeds from the offering of the Notes, after deducting the underwriting discounts and estimated offering expenses payable by Amphenol Technologies, of approximately €496.1 million. Amphenol Technologies intends to use the net proceeds from the offering of the Notes to repay Amphenol Technologies’ outstanding 0.750% Euro Senior Notes due 2026, which are guaranteed by Amphenol Corporation, at maturity and for general corporate purposes.

The Notes were issued pursuant to an indenture dated as of March 30, 2026 (the “Amphenol Technologies Indenture”) among Amphenol Technologies, as issuer, Amphenol Corporation, as guarantor and U.S. Bank Trust Company, National Association, as trustee, and certain of the terms of the Notes were established pursuant to a certificate issued by an officer of Amphenol Technologies and an officer of Amphenol Corporation, dated March 30, 2026 (the “Officers’ Certificate”), in accordance with the Amphenol Technologies Indenture. The Amphenol Technologies Indenture and Officers’ Certificate contain certain covenants and events of default and other customary provisions.

The Notes bear interest at a rate of 3.625% per year. Interest on the Notes is payable annually on March 30 of each year, beginning on March 30, 2027. Amphenol Technologies will make each interest payment to the persons in whose name the Notes are registered at the close of business on the day that is one business day immediately preceding the applicable interest payment date. The Notes will mature on March 30, 2031. Prior to December 30, 2030 (three months prior to the maturity date of the Notes), Amphenol Technologies may redeem, at its option, some or all of the Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, plus a “make-whole” premium. On or after December 30, 2030 (three months prior to the maturity date of the Notes), Amphenol Technologies may redeem, at its option, the Notes in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. The Notes are senior unsecured and unsubordinated indebtedness and rank equally in right of payment with all of Amphenol Technologies’ existing and future senior unsecured and unsubordinated indebtedness, senior in right of payment to Amphenol Technologies’ future indebtedness that is expressly subordinated to the Notes, structurally subordinated to the indebtedness of Amphenol Technologies’ subsidiaries and effectively subordinated to all of Amphenol Technologies’ future secured indebtedness to the extent of the value of the assets securing such indebtedness.

Amphenol Corporation’s guarantee of the Notes is a senior unsecured obligation of Amphenol Corporation and ranks equally in right of payment with all of Amphenol Corporation’s existing and future unsecured and unsubordinated indebtedness, senior in right of payment to any future unsecured and subordinated indebtedness of Amphenol Corporation, structurally subordinated to the indebtedness of Amphenol Corporation’s subsidiaries and effectively subordinated to Amphenol Corporation’s future secured indebtedness to the extent of the value of the assets securing such indebtedness.

The Notes have been approved for admission to the Official List of the Irish Stock Exchange plc, trading as Euronext Dublin, and trading on the Global Exchange Market thereof.

The above descriptions of the Amphenol Technologies Indenture, the Officers’ Certificate and the Notes are qualified in their entirety by reference to the Amphenol Technologies Indenture, the Officers’ Certificate and the Notes, copies of which are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

The exhibits to this Current Report on Form 8-K (except for Exhibit 104) are hereby incorporated by reference in the Registration Statement (No. 333-293923).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing terms and conditions of the Amphenol Technologies Indenture, the Officers’ Certificate and the Notes described in Item 1.01 of this Current Report on Form 8-K are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of March 30, 2026, among Amphenol Technologies Holding GmbH, as issuer Amphenol Corporation, as guarantor and U.S. Bank Trust Company, National Association, as trustee

4.2	Officers’ Certificate, dated March 30, 2026, establishing the Notes pursuant to the Amphenol Technologies Indenture

4.3	Form of Global Note for the Notes

5.1	Opinion of Latham & Watkins LLP, New York, New York

5.2	Opinion of Latham & Watkins LLP, Frankfurt, Germany

23.1	Consent of Latham & Watkins LLP, New York, New York (included in Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP, Frankfurt, Germany (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

By:	/s/ Craig A. Lampo
Craig A. Lampo
Executive Vice President and Chief Financial Officer

Date: March 30, 2026